SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 14, 2002

                         NATIONAL TECHNICAL SYSTEMS, INC
             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA
                 (State or other Jurisdiction of Incorporation)

                     0-16438                   95-4134955
             (Commission File No.) (IRS Employer identification No.)

                       24007 VENTURA BOULEVARD, SUITE 200
                           CALABASAS, CALIFORNIA 91302

              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (818) 591-0776

          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS

        On October 14, 2002, XXCAL, Inc., a wholly-owned subsidiary of Registrant ("XXCAL"), acquired for cash substantially all of the U.S. assets and business of the Information Technology Staffing Division of TRS Staffing Solutions ("TRS"), a New Hampshire corporation and wholly-owned subsidiary of Fluor Corporation.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER                DESCRIPTION
                              -----------

99.1                          Press Release dated October 16, 2002.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2002                      NATIONAL TECHNICAL SYSTEMS, INC.

                                              By:  /s/ Lloyd Blonder
                                                   _____________________________
                                                   Lloyd Blonder
                                                   Senior Vice President / CFO










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                                  EXHIBIT INDEX

EXHIBIT NUMBER              DESCRIPTION                           PAGE
--------------              -----------                           ----

99.1                        Press Release dated October 16, 2002.  5










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